UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2018

PURA NATURALS, INC.
(Exact Name of Registrant as Specified in Charter)
COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(855) 326-8537
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
 ☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Change in Certifying Account

(a)    Dismissal of Independent Registered Public Accounting Firm.

The Board of Directors of Pura Naturals, Inc. (the "Company") recently completed a review process to determine what audit firm would serve as the Company's independent registered public accounting firm for the year ended December 31, 2018.  On April 30, 2018, the Audit Committee of the Company's Board of Directors determined to dismiss MJF & Associates, APC. ("MJF") as the Company's independent registered public accounting firm, effective immediately.

Except the substantial doubt about the Company's ability to continue as a going concern raised in MJF's reports on the Company's financial statements for the fiscal years ended December 31, 2017 and 2016, the audit reports of MJF on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2016 and December 31, 2017, and during the subsequent interim period from January 1, 2018 through April 30, 2018 (i) there were no disagreements with MJF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MJF's satisfaction, would have caused MJF to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MJF with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the "SEC") and requested from MJF a letter addressed to the SEC stating whether it agrees with the statements made in this report will be filed as Exhibit 16.1 to the report by amendment.

(b)    Engagement of New Independent Registered Public Accounting Firm.

Contemporaneous with the determination to dismiss MJF, the Board of Directors engaged MaloneBailey LLP ("MB") as the Company's independent registered public accounting firm for the year ended December 31, 2018.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2017, neither the Company nor anyone on its behalf consulted MB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that MB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", each as defined in Item 304(a)(1)(v) of Regulation S-K, respectively.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURA NATURALS, INC.
August 6, 2018	By: /s/ Robert Doherty
Robert Doherty Chief Executive Officer